Item 77Q1: Exhibits.

(d)	Articles Supplementary to the
Articles of Incorporation are
incorporated herein by
reference to Exhibit (a)(44) in
Registrant?s Post-Effective
Amendment No. 75 filed
with the Commission on May
1, 2015.

	Articles Supplementary to the
Articles of Incorporation are
incorporated herein by
reference to Exhibit (a)(46) in
Registrant?s Post-Effective
Amendment No. 76 filed
with the Commission on June
25, 2015.

	Articles Supplementary to the
Articles of Incorporation are
incorporated herein by
reference to Exhibit (a)(47) in
Registrant?s Post-Effective
Amendment No. 78 filed
with the Commission on
October 8, 2015.

	Articles Supplementary to the
Articles of Incorporation are
incorporated herein by
reference to Exhibit (a)(48) in
Registrant?s Post-Effective
Amendment No. 79 filed
with the Commission on
December 21, 2015.

(e)	Interim Investment Advisory
Agreement between The
Glenmede Fund, Inc. and
Segall, Bryant & Hamill,
LLC relating to the
Philadelphia International
Emerging Markets Fund is
incorporated herein by
reference to Exhibit (d)(63)
in Registrant?s Post-Effective
Amendment No. 78 filed
with the Commission on
October 8, 2015.

	Interim Investment Advisory
Agreement between The
Glenmede Fund, Inc. and
Segall, Bryant & Hamill,
LLC relating to the
Philadelphia International
Small Fund is incorporated
herein by reference to Exhibit
(d)(64) in Registrant?s Post-
Effective Amendment No. 78
filed with the Commission on
October 8, 2015.

	Investment Advisory
Agreement between The
Glenmede Fund, Inc. and
Glenmede Investment
Management LP relating to
the Women in Leadership
U.S. Equity Portfolio is
incorporated herein by
reference to Exhibit (d)(67)
in Registrant?s Post-Effective
Amendment No. 79 filed
with the Commission on
December 21, 2015.

	Investment Advisory
Agreement between The
Glenmede Fund, Inc. and
Glenmede Investment
Management LP relating to
the Responsible ESG U.S.
Equity Portfolio is
incorporated herein by
reference to Exhibit (d)(68)
in Registrant?s Post-Effective
Amendment No. 79 filed
with the Commission on
December 21, 2015.

	Investment Advisory
Agreement between The
Glenmede Fund, Inc. and
Glenmede Investment
Management LP relating to
the High Yield Municipal
Portfolio is incorporated
herein by reference to Exhibit
(d)(69) in Registrant?s Post-
Effective Amendment No. 79
filed with the Commission on
December 21, 2015.

	Sub-Investment Advisory
Agreement between The
Glenmede Fund, Inc.,
Glenmede Investment
Management LP and Capital
Guardian Trust Company
relating to the High Yield
Municipal Portfolio is
incorporated herein by
reference to Exhibit (d)(70)
in Registrant?s Post-Effective
Amendment No. 79 filed
with the Commission on
December 21, 2015.

	Investment Advisory
Agreement between The
Glenmede Fund, Inc. and
Segall, Bryant & Hamill,
LLC relating to the
Philadelphia International
Emerging Markets Fund is
incorporated herein by
reference to Exhibit (d)(74)
in Registrant?s Post-Effective
Amendment No. 79 filed
with the Commission on
December 21, 2015.

	Investment Advisory
Agreement between The
Glenmede Fund, Inc. and
Segall, Bryant & Hamill,
LLC relating to the
Philadelphia International
Small Fund is incorporated
herein by reference to Exhibit
(d)(75) in Registrant?s Post-
Effective Amendment No. 79
filed with the Commission on
December 21, 2015.